GENERAL SECURITY AGREEMENT
                              (Commercial Lending)


THIS AGREEMENT made the ________ day of ______________________, 2002

BETWEEN: DUMEX MEDICAL CANADA INC., having its chief executive office and chief place of business at 104 Shorting Road, Toronto, Ontario, Fax No. (416) 229-4912

     (hereinafter called the "Company")

AND: CAPITALSOURCE FINANCE LLC, having an office at 4445 Willard Avenue, 12th
     Floor, Chevy Chase, Maryland 20815, Fax No. (301) 841-2380

     (hereinafter called the "Lender")

     In consideration of the sum of One Dollar ($1.00) now paid to it by the Lender (receipt of which is hereby acknowledged), and to secure the due payment and performance of all Obligations (hereinafter defined), the Company hereby agrees with the Lender and provides as follows:

                                   Article 1
                                 INTERPRETATION

1.1      Definitions

                  As used herein the following expressions shall have the following meanings:

"Affiliate" has the meaning ascribed to such term in the Business Corporations Act, the Company Act or the Corporations Act, as the case may be, of the Applicable Province (and if such Act does not define such term, Affiliate shall have the meaning ascribed to such term in the Business Corporations Act (Ontario)), including the corporations (if any) referred to as Affiliates in Schedule "E" hereto;

"Applicable Province" means the province where the office of the Lender referred to herein is located;

"Asset Purchase Agreement" means the Asset Purchase Agreement dated as of June 28, 2002 between Dumex Medical Inc., Dumex Medical Surgical Products Limited, 1013172 Ontario Limited and Dumex Quebec Inc. and the Company, as amended by Amendment No. 1 and Amendment No. 2 and as adopted by the Interim Receiver pursuant to the Adoption Agreement dated July 25, 2003;

"Bank" means Laurentian Bank of Canada.

"Business Day" means any day except Saturday, Sunday or a statutory holiday;

"Capital Expenditure" means any expenditure which would be chargeable to capital or fixed asset accounts and includes the total of all instalments of rental expressed to be payable during the whole term of each lease of personal property which would be classified as a capital lease;

"Collateral" means all present and future property and assets of the Company whether now or hereafter specifically charged or subjected to the floating charge under Section 2.1 (except as excluded pursuant to Section 2.2);

"Encumbrance" means any mortgage, lien, pledge, assignment, charge, security interest, title retention agreement, hypothec, levy, execution, seizure, attachment, garnishment, right of distress or other claim in respect of property of any nature or kind whatsoever howsoever arising (whether consensual, statutory or arising by operation of law or otherwise) and includes arrangements known as sale and lease-back, sale and buy-back and sale with option to buy-back;

"Environmental Assessment" means any inquiry, investigation or report of the environmental condition of the Premises;

"Environmental Laws" means all applicable federal, provincial, regional, state, municipal or local laws, common law, statutes, regulations, ordinances, codes, rules, guidelines, requirements, certificates of approval, licences or permits relating to Hazardous Substances or the use, consumption, handling, transportation, storage or Release thereof including without limitation (and in addition to any such laws relating to the environment generally) any such laws relating to public health, occupational health and safety, product liability or transportation;

"Environmental Order" means any prosecution, order, decision, notice, direction, report, recommendation or request issued, rendered or made by any Governmental Authority in connection with Environmental Laws or Environmental Orders;

"Event of Default" means any one or more of the events set out or referred to in
Section 5.1;

"Financial Indebtedness" of the Company means the aggregate (without duplication) of the following amounts:

(a) money borrowed, indebtedness represented by notes payable, and drafts accepted representing extensions of credit (including, as regards any note or draft issued at a discount, any amount that could reasonably be regarded as being the amortized portion of such discount as at the date of determination);

(b) all obligations (whether or not with respect to the borrowing of money) which are evidenced by bonds, debentures, notes or other similar instruments or not so evidenced but which would be considered to be indebtedness for borrowed money;

(c)      all indebtedness upon which interest charges are customarily paid;

(d)      net amounts payable pursuant to interest swap arrangements;

(e) capital lease obligations and all other indebtedness issued or assumed as full or partial payment for property or services or by way of capital contribution;

(f) all letters of credit and letters of guarantee issued by a financial institution at the request of or for the benefit of the Company;

(g) any guarantee (other than by endorsement of negotiable instruments for collection or deposit in the ordinary course of business) in any manner, directly or indirectly, of any part or all of any obligation of a type referred to in any of paragraphs (a) to (e) above; and

(h) any of the foregoing amounts in respect of any Subsidiary of the Company whose accounts are not required under generally accepted accounting principles to be consolidated with the accounts of the Company;

including (without limitation) all Obligations but excluding:

(i) trade payables, expenses accrued in the ordinary course of business, customer advance payments and deposits received in the ordinary course of business unless the time for due payment of which extends, or is intended to extend, more than twelve months from the date as of which the determination of Financial Indebtedness is being made; and

(j) indebtedness of the Company which is effectively postponed in favour of the Lender.

"Governmental Authority" means any nation, government, province, state, region, municipality or other political subdivision or any governmental department, ministry, commission, board, agency or instrumentality or other public authority or person, domestic or foreign, exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, government, and any corporation or other entity owned or controlled (through stock or capital ownership or otherwise) by any of the foregoing and includes any court of competent jurisdiction;

"Guarantee" means that certain Guarantee, dated as of the date hereof, made by the Company in favour of the Lender, as amended, restated, supplemented or otherwise modified.

"Guarantor" means any person who has guaranteed the indebtedness of the Company in favour of the Lender;

"Hazardous Substance" means any substance, combination of substances or by-product of any substance which is or may become hazardous, toxic, injurious or dangerous to any person, property, air, land, water, flora, fauna or wildlife; and includes but is not limited to contaminants, pollutants, wastes and dangerous, toxic, deleterious or designated substances as defined in or pursuant to any Environmental Laws or Environmental Orders;

"Indebtedness" of the Company means Financial Indebtedness, other than that advanced by the Lender, of the Company plus the amounts referred to in clause
(i) of the definition "Financial Indebtedness" in Section 1.1;

"Lease" means any lease (whether now existing, presently arising or created in future) whereby the Premises or any part thereof are demised and leased to the Company;

"Loan Agreement" means the Amended and Restated Revolving Credit and Security Agreement, dated as of the date hereof, among the Lender, Derma Sciences, Inc. and Sunshine Products, Inc., as amended, restated, supplemented or otherwise modified;

"Loan Document" means the Guarantee, the Loan Agreement, any of the other Security Documents or any other agreement or instrument (whether now existing, presently arising or created in future) delivered by the Company or by any Guarantor to the Lender;

"Management Group" means the directors and officers of the Company from time to time, including the individuals (if any) referred to as the Management Group in Schedule "E" hereto;

"Normal Business" has the meaning ascribed thereto in Schedule "E" hereof;

"Obligations" means all monies now or at any time and from time to time hereafter owing or payable by the Company to the Lender and all other obligations (whether now existing, presently arising or created in the future) of the Company in favour of the Lender, and whether direct or indirect, absolute or contingent, matured or not, whether arising from agreement or dealings between the Lender and the Company or from any agreement or dealings with any third person if such agreement or dealings with a third person are permitted by the Guarantee and other Loan Documents by which the Lender may be or become in any manner whatsoever a creditor or other obligee of the Company or however otherwise arising and whether the Company be bound alone or with another or others and whether as principal or surety, including, without limitation, monies payable or obligations arising in connection with the Guarantee; for certainty, the Obligations include all Obligations recorded at any branch or other office of the Lender, wherever located, and are not restricted to those Obligations recorded at the office of the Lender set out herein;

"Occupants" means the Company, its tenants and other occupants of any Premises;

"Offer of Finance" means at any time the prevailing agreement between the Company and the Bank setting out the terms and conditions applicable to the borrowings by the Company from the Bank, and for the time being means the letter specified as the Offer of Finance in Schedule "E" hereto;

"Permitted Encumbrances" means the following:

(a) liens for taxes, assessments, governmental charges or levies not for the time being due and delinquent;

(b) easements, rights of way or other similar rights in land existing at the date of this Agreement which individually or in the aggregate do not in the Lender's opinion materially detract from the value of the property concerned or materially impair its use in the operation of the business of the Company;

(c) rights reserved to or vested in any Governmental Authority by the terms of any lease, licence, franchise, grant or permit, or by any statutory provision, to terminate the same or to require annual or other periodic payments as a condition of the continuance thereof;

(d) any Encumbrance the validity of which is being contested by the Company in good faith by appropriate legal proceedings and in respect of which either

(i) security adequate in the opinion of the Lender has been provided to it to ensure payment of such liens

                  or

(ii) the Lender is of the opinion that such liens are not materially prejudicial to the security hereof;

(e) any reservations, limitations, provisos and conditions expressed in any original grant from any Governmental Authority which do not in the Lender's opinion materially detract from the value of the property concerned or materially impair its use in the operation of the business of the Company;

(f) title defects or irregularities which, in the opinion of counsel to the Lender, are of a minor nature and in the aggregate will not in the Lender's opinion materially detract from the value of the property concerned or materially impair its use in the operation of the business of the Company;

(g)      Purchase Money Securities; and

(h)      the Encumbrances set out in Schedule "C" hereto;

"Permitted Substances" means, in respect of each Occupant, those substances necessary to the carrying on of the Normal Business of such Occupant; "Premises" means all lands and premises owned or occupied by the Company from time to time (including without limitation the lands and premises referred to in Schedule "A" hereto);

"Purchase Money Security" means any Encumbrance given, reserved, created, assumed or arising by operation of law, whether or not in favour of the transferor, after the date hereof to provide or secure, or to provide the Company with funds to pay the whole or any part of, the consideration for the acquisition of tangible personal property other than Inventory where:

(a) the principal amount of such Encumbrance is originally at least 75% but not greater than 100% of the cost to the Company of all of the property encumbered thereby, and

(b)      the Encumbrance only covers the property being acquired by the Company and includes the renewal, extension or refunding of any such Encumbrance and of the indebtedness represented thereby upon the same property provided that the indebtedness secured thereby and the security therefor are not increased thereby;

"Receiver" shall include one or more of a receiver, receiver-manager or receiver and manager of all or a portion of the undertaking, property and assets of the Company appointed by the Lender pursuant to this Agreement or by or under any judgment or order of a court;

"Release" includes abandon, add, deposit, discharge, disperse, dispose, dump, emit, empty, escape, leach, leak, migrate, pour, pump, release or spill;

"Restricted Lease" means any lease of real or personal property other than a lease which would be classified as a capital lease;

"Security Documents" means, collectively, this Agreement and all other agreements and other instruments delivered to the Lender by the Company (whether now existing or presently arising) for the purpose of establishing, perfecting, preserving or protecting any security held by the Lender in respect of any Obligations;

"Shareholder Ownership" has the meaning ascribed to such term in Schedule "E" hereto;

"Subsidiary" means a corporation in which the Company owns, directly and/or indirectly through one or more Subsidiaries, a majority of shares carrying the right to elect at least a majority of the members of the board of directors;

"Voting Control" means the direct or indirect ownership or control of a sufficient number of outstanding shares of a corporation to elect a majority of its directors; and "Voting Control of the Company" means the Voting Control of the Company constated by the Shareholder Ownership set forth in Schedule "E" hereto or such different Voting Control as shall have been effected with the prior written consent of the Lender; and

1.2      Interpretation

1.2.1 "This Agreement", "hereto", "hereby", "hereunder", "herein", and similar expressions refer to the whole of this Agreement and not to any particular Article, Section, subsection, paragraph, clause, subdivision or other portion hereof.

1.2.2 The expression "not dealing at arm's length" has the meaning ascribed to it by the Income Tax Act (Canada).

1.2.3 Except as expressly provided herein, terms which are defined in the Personal Property Security Act of the Applicable Province shall have the same meaning where used herein.

1.2.4 Words importing the singular number only include the plural and vice versa and words importing gender shall include all genders and words importing persons include individuals, partnerships, corporations, trusts, unincorporated associations, joint ventures, Governmental Authorities and other entities.

1.2.5 All financial or accounting determinations, reports and statements provided for in this Agreement shall be made or prepared in accordance with generally accepted accounting principles applied in a consistent manner and shall, unless otherwise indicated in the Offer of Finance, be made and prepared on a consolidated basis.

1.2.6 The headings of the Articles and Sections are inserted for convenience of reference only and shall not affect the construction or interpretation of this Agreement.

1.3      Governing Law

                  This Agreement shall be governed by and construed in accordance with the laws of the Applicable Province and the federal laws of Canada applicable therein.

Article 2
                                    SECURITY

2.1      Charge

                  For the purpose set out in Section 2.5 but subject to the exceptions set forth in Section 2.2, the Company hereby:

2.1.1 grants, sells, assigns, conveys, transfers, mortgages, pledges and charges, as and by way of fixed and specific mortgage, pledge and charge to and in favour of the Lender, and grants to the Lender a security interest in, all personal property of every nature and kind whatsoever and wheresoever situate now or at any time and from time to time owned by the Company or in which or in respect of which the Company has any interest or rights of any kind together with all Proceeds thereof and therefrom, renewals thereof, Accessions thereto and substitutions therefor, including, without limiting the generality of the foregoing, the following described property:

(a) All inventory of whatsoever kind (including vehicles) and wheresoever situate now owned or hereafter acquired by the Company including without limiting the generality of the foregoing, goods for sale or lease or that have been leased; goods furnished or to be furnished under a contract of service; goods which are raw materials, work in process or materials used or consumed in a business or profession of the Company; goods used or procured for packing; finished goods; industrial growing crops, oil, gas and other minerals to be extracted; timber to be cut; and the young of animals after conception ("Inventory");

(b) All book accounts and book debts and generally all accounts, debts, dues, claims, choses in action and demands of every nature and kind howsoever arising or secured including letters of credit, and advices of credit, which are now due, owing or accruing or growing due to or owned by or which may hereafter become due, owing or accruing or growing due or owned by the Company including but not limited to claims against any Governmental Authority and claims under insurance policies ("Accounts");

(c) All machinery, equipment, tools, apparatus, plants, fixtures, furniture, vehicles, goods and other tangible personal property of whatsoever nature and kind, now owned or hereafter acquired by the Company other than Inventory ("Equipment");

(d) All chattel paper now owned or hereafter acquired by the Company ("Chattel Paper");

(e) All warehouse receipts, bills of lading and other documents of title, whether negotiable or otherwise, now owned or hereafter acquired by the Company ("Documents of Title");

(f) All instruments now owned or hereafter acquired by the Company ("Instruments");

(g) All deeds, documents, writings, papers, books of accounts and other books and records, whether or not in computerized form, evidencing or relating to Accounts, Chattel Paper, Instruments or Documents of Title or by which such are or may hereafter be secured, evidenced, acknowledged or made payable; and all contracts, securities, instruments and other rights and benefits in respect thereof;

(h) All shares, securities, stocks, warrants, bonds, debentures, debenture stock or the like now owned or hereafter acquired by the Company;

(i) All intangible property and intangibles now owned or hereafter acquired by the Company including, but not limited to, choses in action, goodwill, patents, trademarks, copyrights and other industrial property ("Intangibles");

(j)      All monies other than trust monies lawfully belonging to others;

(k) Any property in any form (including fixtures) derived directly or indirectly from any dealings with any property herein described (including all products and cash and non-cash proceeds thereof); indemnification or compensation for any such property lost, destroyed, damaged or lawfully or unlawfully taken or injuriously affected; all increases, additions and accessions thereto and substitutions and replacements thereof;

(l)      All personal property, if any, described in Schedule "B" hereto; and

2.1.2 charges with payment and performance of the Obligations to and in favour of the Lender as set out in Section 2.5 as and by way of a floating charge the whole of the undertaking of the Company and all of its property and assets, real and personal, movable and immovable, tangible and intangible, of every nature and kind whatsoever and wheresoever situate, both present and future (other than property and assets from time to time effectively subjected to the fixed and specific mortgages, charges and security interests created hereby or by any instrument supplemental hereto or as set forth in Section 2.2).

2.2      Exceptions

2.2.1    Exception as to Leases

                  The last day of any term of years reserved by any lease, verbal or written, or any agreement therefor, now held or hereafter acquired by the Company is excepted out of the Collateral, but the Company shall stand possessed of any such reversion upon trust to assign and dispose thereof as the Lender may direct. Where the giving of a fixed and specific mortgage and charge on any real or personal property held by the Company under lease requires the consent of the lessor of such property, the giving of the fixed and specific mortgage and charge hereunder on such property shall not take effect until such consent is obtained or legally dispensed with but the suspension of the effect of the fixed and specific mortgage and charge on such property shall not affect the fixed and specific mortgage and charge on any other property of the Company.

2.2.2    Exception as to Consumer Goods

                  Consumer Goods now held or hereafter acquired by the Company are excepted out of the Collateral.

2.3      Charge Valid Irrespective of Advance of Money

                  The mortgages, pledges and charges hereby created shall have effect and be deemed to be effective whether or not the monies or obligations hereby secured or any part thereof shall be advanced or owing or in existence before or after or upon the date of this Agreement and neither the giving of this Agreement nor any advance of funds shall oblige the Lender to advance any funds or any additional funds. The Company acknowledges that the parties have not agreed to postpone the time for attachment of any of the charges created hereby, including the floating charge created hereby, all of which shall attach upon the execution hereof or, in the case of after-acquired Collateral, as soon as the Company acquires rights therein. The Company acknowledges that value has been given.

2.4      Supplemental Indentures

                  The Company shall from time to time on demand by the Lender execute and deliver such further deeds or indentures supplemental hereto, which shall thereafter form part hereof, for the purpose of mortgaging to the Lender any property now owned or hereafter acquired by the Company and falling within the description of the Collateral, for correcting or amplifying the description of any property hereby mortgaged or intended so to be, or for any other purpose not inconsistent with the terms of this Agreement.

2.5      Continuing Security

                  This Agreement and any other security given with the Lender's consent in replacement thereof, substitution therefor or in addition thereto shall be held by the Lender as general and continuing security for due payment and performance of all Obligations, including without limitation all costs and amounts payable pursuant hereto and interest on the Obligations at the rate or rates applicable thereto in accordance with the Guarantee or the prevailing agreement between the Lender and the Company.

2.6      Application of Payments

                  Any and all payments made at any time in respect of the Obligations and the proceeds realized from any securities held therefor (including moneys realized from the enforcement of this Agreement) may be applied (and reapplied from time to time notwithstanding any previous application) to such part or parts of the Obligations as the Lender sees fit. The Lender may hold as additional security hereunder any increase or profits or other proceeds realized from the Collateral (including money) for such period of time as the Lender sees fit or the Lender may hold such monies unappropriated in a collateral account to apply against the Obligations when and how the Lender sees fit. The Company shall be accountable for any deficiency and the Lender shall distribute any surplus as required by law.

Article 3
                         REPRESENTATIONS AND WARRANTIES

3.1      General Representations and Warranties

                  The Company represents, warrants and covenants to and with the Lender as follows:

3.1.1    Incorporation and Status

                  The Company is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation or continuance and has the corporate power and capacity to own its properties and assets and to carry on its business as presently carried on by it or as contemplated in the Offer of Finance to be carried on by it and holds all material licences, permits and assets as are required to own its properties and assets and to carry on business in each jurisdiction in which it does so. The Company's chief executive office is located at 104 Shorting Road, Toronto, Ontario, M1S 3S4.

3.1.2    Power and Capacity

                  The Company has the corporate power and capacity to enter into each of the Security Documents to which it is a party and to do all acts and things as are required or contemplated hereunder or thereunder to be done, observed and performed by it.

3.1.3    Due Authorization and Enforceability

                  The Company has taken all necessary corporate action to authorize the execution, delivery and performance of each of the Security Documents to which it is a party and each such document constitutes, or upon execution and delivery will constitute, a valid and binding obligation of the Company enforceable against it in accordance with its terms, subject only to the following qualifications:

(a) an order of specific performance and an injunction are discretionary remedies, and in particular, may not be available where damages are considered an adequate remedy; and

(b) enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws generally affecting enforceability of creditors' rights.

3.1.4    No Contravention

                  The execution and delivery of this Agreement and the other Security Documents and the performance by the Company of its obligations thereunder (i) does not and will not violate any law or any provision of the articles, by-laws, constating documents or other organizational documents of the Company or constitute a breach of any existing contractual or other obligation of the Company or contravene any licence or permit to which the Company is subject, (ii) will not result in the creation of, or require the Company to create, any Encumbrance in favour any person other than the Lender and the Bank provided however that any Encumbrance in favour of CSF will be subject to the Priorities Agreement to be entered into among the Company, Derma Sciences, Inc., the Lender and the Bank (the "Priorities Agreement"), and (iii) will not result in or permit the acceleration of the maturity of any indebtedness or other obligation of the Company.

3.1.5    No Consents Required

                  No authorization, consent or approval of, or filing with or notice to, any person is required in connection with the execution, delivery or performance of this Agreement or any of the other Security Documents by the Company, except from the Bank which has already been obtained.

3.1.6    Leases

                  With respect to each Lease now existing:

(a) the copy of the Lease provided to the Bank contains the entire agreement between the Company, the lessee and any guarantor, surety or indemnitor respecting the subject matter and there have been no modifications, amendments or extensions thereto or thereof; and

(b)      the Lease is in full force and effect and in good standing.

3.1.7    Financial Statements

                  The financial statements of the Company in the form delivered by the Company to the Bank in connection with the Offer of Finance have been prepared in accordance with generally accepted accounting principles and fairly, completely and accurately present the financial condition of the Company and the financial information presented therein for the period and as at the date thereof. Since the date of the last financial statements delivered to the Lender there has been no development which has had or is reasonably expected to have a material adverse effect upon the business, property, financial condition or prospects of the Company or upon the ability of the Company to perform its obligations under any of the Security Documents.

3.1.8    Solvency

                  The Company is not an insolvent person within the meaning of the Bankruptcy and Insolvency Act (Canada).

3.1.9    No Litigation

                  There are no actions, suits, judgments, awards or proceedings pending or, to the knowledge of the Company, threatened against the Company before any Governmental Authority or before any other authority, or before any arbitrator of any kind, which would, if determined adversely to the Company, materially adversely affect its business, property, financial condition or prospects or its ability to perform any of the provisions of any Security Document to which it is a party or which purports to affect the legality, validity or enforceability of any Security Document, and the Company is not in default with respect to any judgment, order, writ, injunction, award, rule or regulation of any Governmental Authority or any arbitrator, which individually or in the aggregate results in any such material adverse effect.

3.1.10   No Default

                  The Company is not in default or breach under any material commitment or obligation (including, without limitation, obligations in relation to Financial Indebtedness) or under any order, writ, decree or demand of any Governmental Authority or with respect to any leases, licences or permits to own and/or operate material properties and assets or to carry on business and, to the Company's knowledge, there exists no state of facts which, after notice or the passage of time or both, would constitute such a default or breach; and there are not any proceedings in progress, pending or, to the Company's knowledge, threatened, which may result in the revocation, cancellation, suspension or any adverse modification of any such leases, licences or permits.

3.1.11   All Material Information Supplied

                  The Company has provided to the Lender all material information relating to the financial condition, business and prospects of the Company and the Guarantors (if any) and all such information is true, accurate and complete in all material respects.

3.1.12   Serial Numbered Goods and Fixtures

                  Full particulars (including serial number, year, make and model) of each motor vehicle, trailer, mobile home, boat, outboard motor and aircraft in which the Company has rights and which is not Inventory are set out in Schedule "B" hereto. None of the goods comprised in the Collateral are fixtures except any fixtures that are described so that they may be readily identified in Schedule "B" hereto and that are affixed or attached to the Premises described in Schedule "A" hereto.

3.1.13   Consumer Goods

                  None of the Collateral now owned or hereafter acquired is now or shall at any time be Consumer Goods of the Company.

3.1.14   Place of Business

                  The location of the Company's place(s) of business are specified on Schedule A hereto.

3.1.15   Corporate Names or Styles

                  Except as may be specified on Schedule A, the Company does not carry on business under or use any name or style other than the name(s) specified on the first page of this Agreement including, without limitation, any names in the French language or any other language.

3.2      Environmental Representations and Warranties

                  The Company represents, warrants and covenants to and with the Lender as follows:

3.2.1 The Collateral and the operations of the Occupants now and will at all times in future comply in all material respects with all Environmental Laws and Environmental Orders.

3.2.2 After due and diligent inquiry, it has been found that, except for Permitted Substances necessary to the carrying on of the Normal Business of the Company, there is no Hazardous Substance on or in any of the Premises, no Hazardous Substance has ever been used, stored, located or Released on or in any of the Premises, no part of the Premises is or has ever been contaminated by any Hazardous Substance.

3.2.3 After due and diligent inquiry and except as approved by the Lender in writing, it has been found that there are no:

(a)      underground or above-ground storage tanks;

(b)      asbestos or material containing asbestos;

(c)      urea formaldehyde or material containing urea formaldehyde;

                  at, on or under the Premises and none of the foregoing will at any time in future be placed, installed or Released at, on or under the Premises without the prior written consent of the Lender.

3.2.4 Any underground or above-ground storage tanks located at, on or under the Premises which have been approved by the Lender have been identified, registered, constructed, operated and maintained as required by Environmental Laws and Environmental Orders and they are presently in a state of good condition and repair, have not leaked and are not presently leaking any of their contents.

3.2.5 There is no judicial or administrative proceeding or investigation pending and no Environmental Order has been issued or, to the best of the Company's knowledge, threatened concerning the possible violation of any Environmental Laws or Environmental Orders by any of the Occupants, by any of the operations of the Occupants or otherwise in relation to the Collateral.

3.2.6 To the best of the Company's knowledge (after due and diligent inquiry), no condition exists as to any parcel of real property contiguous to or in close proximity with the Premises which would require a qualification to any of the representations or warranties in this Section 3.2 if such condition applied to the Premises.

3.2.7 Except for Permitted Substances necessary to the carrying on of the Normal Business of the Company, no Hazardous Substance shall be brought onto or used on or in any part of the Premises without the prior written consent of the Lender and any Hazardous Substance brought onto or into any part of the Premises or used by any person on or in any part of the Premises shall be transported, used and stored only in accordance with all Environmental Laws, other lawful requirements, prudent industrial standards (including without limitation any published environmental standards of any applicable industry association) and any requirements of applicable insurance policies.

3.2.8 The Company has created, properly organized and maintained all documentation and records concerning environmental matters as required by any Environmental Laws or Environmental Orders and will maintain such documentation and records at all times in future as aforesaid.

3.2.9 The Company has provided to the Lender any Environmental Assessment and related documentation concerning any of the Premises in its possession or control and shall promptly provide to the Lender any such material as the Company may obtain in future.

3.2.10   The Company shall promptly notify the Lender if it:

(a) receives notice from any Governmental Authority of any violation or potential violation of any Environmental Laws or Environmental Orders, including the Release of a Hazardous Substance, which may have occurred or been committed or is about to occur or be committed;

(b) receives notice that any administrative or judicial complaint or Environmental Order has been issued or filed or is about to be issued or filed against any of the Occupants or their representatives alleging violations of any Environmental Laws or Environmental Orders or requiring the taking of any action in connection with any Hazardous Substance;

(c) learns of the enactment of any Environmental Laws or the issuance of any Environmental Orders which may have a material adverse effect on the Premises or the operations or the condition, financial or otherwise, of any of the Occupants; or

(d) knows of or suspects that any Hazardous Substance (other than a Permitted Substance) has been brought onto any part of the Premises or that there is any actual, threatened or potential Release of any Hazardous Substance (whether or not a Permitted Substance) on, from, in or under any part of the Premises.

3.2.11 The Company hereby grants to the Lender and its employees and agents an irrevocable and non-exclusive licence, subject to the rights of tenants, to enter any of the Premises to conduct testing and monitoring with respect to Hazardous Substances and to remove and analyze any Hazardous Substance at the cost and expense of the Company (which cost and expense shall be secured hereby).

3.2.12 The Company shall indemnify the Lender and hold the Lender harmless against and from all loss, costs, damages and expenses which the Lender may sustain, incur or be or become liable for by reason of or arising from the presence, clean-up, removal or disposal of any Hazardous Substance referred to in this section or compliance with Environmental Laws or Environmental Orders relating thereto, including any clean-up, decommissioning, restoration or remediation of the Premises and other affected lands or property (and this indemnification shall survive the satisfaction, release or extinguishment of the indebtedness secured hereby).

3.3      Title

                  The Company covenants with the Lender that, subject only to Permitted Encumbrances, it lawfully owns, as legal and beneficial owner, and is lawfully possessed of the Collateral and all property and assets indicated by the financial statements which it has delivered to the Lender to be owned by it and has good right and authority to mortgage and charge the same as provided for herein, free and clear of all Encumbrances (other than Permitted Encumbrances), and it will warrant and defend the title thereto as well as to any other property, rights and interests hereafter acquired by the Company. No person has any agreement or right or option to acquire any of such property (except under unfilled purchase orders accepted in the ordinary course of business for the sale of Inventory).

Article 4
                            COVENANTS OF THE COMPANY

4.1      General Covenants

                  So long as this Agreement remains outstanding, the Company covenants and agrees as follows:

4.1.1    To Pay Costs

                  The Company shall pay all reasonable costs, charges and expenses of or incurred by the Lender (a) incidental to the preparation, execution and filing of any supplemental security or any instrument amending any of the Security Documents, (b) in inspecting the Collateral or in or about taking, recovering or keeping possession of any of the Collateral or in any other proceedings taken in enforcing the remedies provided herein or otherwise in relation to this Agreement or the Collateral, or by reason of non-payment of the moneys hereby secured, (c) the costs of any sale proceedings hereunder, whether such sale proves abortive or not, and (d) the costs of any Receiver with respect to, and all expenditures made by the Lender or any Receiver in the course of, doing anything hereby permitted to be done by the Lender or such Receiver (including without limitation any costs and expenditures relating to compliance with the Bankruptcy and Insolvency Act (Canada)). All such costs and expenses and other monies payable hereunder, together with interest at the highest rate applicable to any Obligations, shall be payable on demand and shall constitute a charge on the Collateral. Without limiting the generality of the foregoing, such costs shall extend to and include any legal costs incurred by or on behalf of the Lender as between solicitor and own client.

4.1.2    To Pay Certain Debts

                  The Company shall punctually pay and discharge every obligation, the failure to pay or discharge of which might result in any lien or charge or right of distress, forfeiture, termination or sale or any other remedy being enforced against the Collateral and provide to the Lender when required satisfactory evidence of such payment and discharge, but the Company may on giving the Lender such security (if any) as the Lender may require refrain from paying or discharging any obligation so long as it contests in good faith its liability therefor.

4.1.3    To Maintain Corporate Existence and Security

                  The Company shall:

(a)      maintain its corporate existence;

(b) diligently preserve all its rights, licences, powers, privileges, franchises and goodwill;

(c) observe and perform all of its obligations and comply with all conditions under leases, licences and other agreements to which it is a party or upon or under which any of the Collateral is held;

(d) carry on and conduct its business in a proper and efficient manner so as to preserve and protect the Collateral and income therefrom;

(e) keep proper books of account with correct entries of all transactions in relation to its business;

(f) observe and conform to all valid requirements of law and of any Governmental Authority relative to the Collateral or the carrying on by the Company of its business;

(g) repair and keep in repair and good order and condition all property, including the Collateral, the use of which is necessary or advantageous in connection with its business;

(h) immediately notify the Lender in writing of any proposed change of name of the Company or of the Company's chief place of business or chief executive office;

(i) keep the Lender constantly informed in writing as to the location of the Collateral and the books of account and other records of the Company;

(j) immediately deliver to the Lender any negotiable instrument forming part of the Collateral;

(k) effect such registrations as may be reasonably required by the Lender from time to time to protect the security hereof; and

(l) prevent the Collateral from being or becoming an accession to property not charged hereby or becoming affixed to any real property other than real property in respect of which the Lender holds a registered mortgage.

4.1.4    Leases

(a) The Company shall at all times perform and discharge all of the lessee's covenants and obligations under any Lease.

(b) The Company will not without the written consent of the Lender terminate, surrender, amend, alter or vary the terms and conditions of the any Lease. Nor shall the Company, without the written consent of the Lender, waive performance by the landlord under any of the Leases or release any of the said landlords from any obligations under their respective Leases.

4.1.5    To Insure

                  The Company shall keep the Collateral and the operations of the Company insured in such amounts as the Bank may reasonably require against loss or damage by fire and such other risks as the Bank may from time to time specify, with insurers approved by the Bank. The Company shall whenever from time to time requested by the Lender provide the Lender with satisfactory evidence of such insurance and any renewal thereof which shall at all times be subject to mortgage clauses in a form approved by the Lender, and shall at the request of the Lender forthwith name the Lender as second loss payee and deliver unto the Lender the policy or policies of such insurance. Evidence satisfactory to the Lender of the renewal of every policy of insurance shall be provided to the Lender at least seven (7) days before the termination thereof.

4.1.6    To Furnish Proofs

                  The Company shall forthwith on the happening of any loss or damage furnish at its own expense all necessary proofs and do all necessary acts to enable the Lender to obtain payment of the insurance monies, which, in the sole discretion of the Lender, may be applied in reinstating the insured property or be paid to the Company or be applied in payment of the monies owing hereunder, whether due or not then due, or paid partly in one way and partly in another.

4.1.7    Inspection by the Lender

                  The Company shall allow any employees or authorized agents of the Lender at any reasonable time to enter the premises of the Company in order to inspect the Collateral and to inspect the books and records of the Company and make extracts therefrom, and shall permit the Lender prompt access to such other persons as the Lender may deem necessary or desirable for the purposes of inspecting or verifying any matters relating to any part of the Collateral or the books and records of the Company, provided that any information so obtained shall be kept confidential, save as required by the Lender in exercising its rights hereunder.

4.1.8    Accounts

                  Subject to any Permitted Encumbrances thereon, Accounts shall be received by the Company in trust for the Lender; provided that as long as an Event of Default has not occurred the Company may collect and use the Accounts in the ordinary course of business.

4.1.9    Deliver Information

                  The Company shall deliver to the Bank at the close of each financial year of the Company one copy of its annual financial statements, which unless otherwise indicated in the Offer of Finance shall be prepared on an audited basis by independent auditors of the Company, qualified and entitled to carry on in the Applicable Province the practice of public accounting and auditing, including the balance sheet and statements of income, retained earnings and changes in financial position, together with all supporting schedules. Such financial statements shall be signed by an authorized officer of the Company and shall be accompanied by a detailed report of the auditors (which report shall not be qualified in any material respect). The Company shall deliver such financial statements to the Lender, together with such other statements and reports as may be required pursuant to the Offer of Finance, within the time periods stipulated therein. The Company shall provide to the Lender any other information concerning its financial position and business operations which the Lender may from time to time reasonably request.

4.1.10   Notice of Litigation and Damage

                  The Company will promptly give written notice to the Lender of
                  (a) all claims or proceedings pending or threatened against the Company which may give rise to uninsured liability in excess of $25,000.00 or which may have a material adverse affect on the business or operations of the Company, (b) all damage to or loss or destruction of any property comprising part of the Collateral which may give rise to an insurance claim in excess of $25,000 and (c) all uninsured damage to or loss or destruction of property comprising part of the Collateral in excess of $25,000; and will supply the Lender with all information reasonably requested in respect of any such matters.

4.1.11   Notice of Default

                  The Company will promptly give written notice to the Lender of the occurrence of any Event of Default or of any event which after notice or lapse of time would constitute an Event of Default.

4.1.12   Representations and Warranties

                  The representations and warranties made by the Company in
                  Article 4 shall be true and correct on each day that this Agreement or any of the Security Documents remains in force, with the same effect as if such representations and warranties had been made and given on and as of such day (except to the extent any such representation and warranty is expressly limited to a particular date or particular period or time), notwithstanding any investigation made at any time by or on behalf of the Lender.

4.1.13   Not to Create Certain Charges

                  The Company shall not, without the prior written consent of the Lender, create or permit to arise any Encumbrance on any of the Collateral (other than Permitted Encumbrances), and will not permit any Subsidiary to do the same (except in favour of the Company). Nothing herein contained shall be construed as subordinating the Lender's interest in the Collateral in favour of any third party who claims the Collateral by virtue of a Permitted Encumbrance.

4.1.14   Not to Sell

                  The Company shall not, except as otherwise permitted hereunder, remove, destroy, lease, sell or otherwise dispose of any of the Collateral; provided that the Company may sell, lease or otherwise dispose of Equipment which has become worn out or damaged or otherwise unsuitable for their purposes on condition that it shall substitute therefor, subject to the lien hereof and free from prior liens or charges, property of at least equal value so that the security hereby constituted shall not thereby be in any way reduced or impaired; and provided further that the Company may sell Inventory in the ordinary course of business and for the purpose of carrying on the same.

4.1.15   Not to Make Certain Changes

                  The Company shall not without the prior written consent of the
Lender:

(a)      change its financial year end;

(b)  purchase, establish or acquire in any manner any new business undertaking;

(c) materially change the nature of the Company's business as presently carried on;

(d) amalgamate, consolidate or merge or enter into a partnership, joint venture or syndicate with any other person, or acquire or establish any Subsidiary;

(e) enter into any transaction, or permit any Subsidiary to do so, outside the ordinary active business operations of the Company and its Subsidiaries;

(f) acquire or invest in any securities except instruments or securities issued by a financial institution or liquid securities traded on a recognized public securities exchange and acquired only for the Company's cash management purposes or permit any Subsidiary to do so;

(g) remove any of the Collateral or any of the books of account or other records of the Company from the jurisdiction where presently located except as otherwise permitted by this Agreement; or

(h) change its name in which case the consent of the Lender shall not be unreasonably withheld.

4.1.16   Serial Numbered Goods and Fixtures

                  Upon the acquisition by the Company from time to time of rights in any motor vehicles, trailers, mobile homes, boats, outboard motors or aircraft which are not Inventory and which are not fully described in Schedule "B" hereto, or upon repossession by or return to the Company of any such goods, the Company will forthwith give written notice to the Lender of full particulars (including the serial number) of the same. The Company will not permit goods now or hereafter comprised in the Collateral to become fixtures unless they are, or are to be, affixed or attached to the Premises described in Schedule "A" hereto and unless the goods are described in Schedule "A" hereto so that they may be readily identified.

Article 5
                         EVENTS OF DEFAULT AND REMEDIES

5.1      Events of Default

                  The occurrence of any of the following events shall constitute an Event of Default under this Agreement:

5.1.1 If a default occurs in payment of any Obligation (whether arising herein or otherwise);

5.1.2 if a Default or an Event of Default occurs under any Loan Document or any representation or warranty made by the Company or Derma Sciences, Inc. herein or in any other Loan Document or in any certificate, statement or report furnished in connection with or pursuant to the Guarantee, the Loan Agreement or any other Loan Document is found to be false or incorrect in any way so as to make it materially misleading when made or when deemed to have been made;

5.1.3 if default occurs in payment or performance of any obligation in favour of any person to whom the Company is indebted and the default continues for five (5) Business Days after notice by the Lender to the Company specifying such default except obligations: (i) to trade creditors incurred in the ordinary course of business; (ii) which do not materially and adversely affect the financial condition of the Company; and (iii) which are contested actively and in good faith by appropriate and timely proceedings which are dismissed, vacated, stayed or the like within a period of 45 days of default;

5.1.4 if default occurs in payment or performance of any obligation (whether now existing, presently arising or created in future) of any Affiliate of the Company in favour of the Lender and the default continues for five (5) Business Days after notice by the Lender to the Company specifying such default;

5.1.5 if the Company commits an act of bankruptcy or becomes insolvent within the meaning of any bankruptcy or insolvency legislation applicable to it or a petition or other process for the bankruptcy of the Company is filed or instituted unless the same is contested actively and in good faith by appropriate and timely proceedings and is dismissed, vacated, stayed or the like within a period of 45 days thereof;

5.1.6 if any act, matter or thing is done toward, or any action or proceeding is launched, had or taken for, terminating the corporate existence of the Company, whether by winding-up, surrender of charter or otherwise unless the same is contested actively and in good faith by appropriate and timely proceedings and is dismissed, vacated, stayed or the like within a period of 45 days thereof;

5.1.7 if the Company ceases to carry on its business or makes or proposes to make any sale of its assets in bulk or any sale of its assets out of the usual course of its business;

5.1.8 if any proposal is made or any petition is filed by the Company under any law having for its purpose the extension of time for payment, composition or compromise of the liabilities of the Company or other reorganization or arrangement respecting its liabilities or if the Company gives notice of its intention to make or file any such proposal or petition including without limitation an application to any court for an order to stay or suspend any proceedings of creditors pending the making or filing of any such proposal or petition;

5.1.9 if any receiver, administrator or manager of the property, assets or undertaking of the Company or a substantial part thereof is appointed pursuant to the terms of any trust deed, trust indenture, debenture or similar instrument or by or under any judgment or order of any court unless the same is contested actively and in good faith by appropriate and timely proceedings and is dismissed, vacated, stayed or the like within a period of 45 days thereof;

5.1.10 if any balance sheet or other financial statement provided by the Company to the Lender pursuant to the provisions hereof is false or misleading in any material respect;

5.1.11 if the Company permits any sum which has been admitted as due by it or is not disputed to be due by it and which forms, or is capable of being made, an Encumbrance upon any of the Collateral in priority to, or pari passu with, the charge created by this Agreement to remain unpaid for forty-five (45) days after proceedings have been taken to enforce the same as such charge;

5.1.12 if any proceedings are taken to enforce any Encumbrance affecting any of the Collateral unless the same is contested actively and in good faith by appropriate and timely proceedings and is dismissed, vacated, stayed or the like within a period of 45 days thereof;

5.1.13 if the validity of any Loan Document is brought into question or disputed in whole or in part where the effect of any such invalidity would materially adversely affect the interests of the Lender hereunder or in connection with the Guarantee;

5.1.14 if any action is taken or power or right be exercised by any Governmental Authority or if any claim or proceeding is pending or threatened by any person which may have a material adverse effect on the Company, its business or operations, its properties or its prospects unless the same is contested actively and in good faith by appropriate and timely proceedings and is dismissed, vacated, stayed or the like within a period of 45 days thereof;

5.1.15 if in the reasonable opinion of the Lender a material adverse change has occurred in the financial condition or business of the Company which may impair the ability or willingness of the Company to perform its obligations hereunder, under the Offer of Finance or under any other Loan Document or if the Lender considers that the Collateral is in jeopardy or that the Lender is insecure;

5.1.16 if any event occurs with respect to Derma Sciences, Inc. or any Guarantor which if a like event had occurred with respect to the Company would have constituted an Event of Default (subject to any applicable cure period);

5.1.17 if the Company is declared to be in default by the Bank or an Event of Default or Default occurs under the terms of the Offer of Finance or any other material agreement delivered by the Company to the Bank in connection with the Offer of Finance, as each may be amended, renewed, restated or substituted for from time to time;

5.1.18 if there is any default or failure in the observance or performance of any Obligation (whether arising herein or otherwise) other than as specified elsewhere in this Section
                  5.1 and the default or failure continues for five (5) Business Days after notice by the Lender to the Company specifying such default or failure;

5.1.19 if Derma Sciences, Inc. ceases to own directly or indirectly 100% of all issued and outstanding shares in the capital stock of the Company; and

5.1.20 if any insurance on a material amount of the Collateral lapses and the insurance is not reinstated or replaced within five
                  (5) Business Days after such lapse.

5.2      Consequences of an Event of Default

                  Upon the occurrence and continuance of an Event of Default, any obligation of the Lender to make further loans or advances or extend other credit to the Company shall immediately terminate and all Obligations and all monies secured hereby shall at the option of the Lender become forthwith due and payable whereupon the floating charge hereby created shall crystallize, all of the rights and remedies hereby conferred in respect of the Collateral shall become immediately enforceable and any and all additional and collateral securities for payment of this Agreement shall become immediately enforceable.

5.3      Enforcement

                  Upon the happening and continuance of any Event of Default the Lender shall have the following rights and powers:

5.3.1    to enter into possession of all or any part of the Collateral;

5.3.2 to preserve and maintain the Collateral and make such replacements thereof and additions thereto as it deems advisable;

5.3.3 to borrow money in the Company's name or in the Lender's name, to borrow money on the security of the Collateral or to advance the Lender's own money to the Company, in any case upon such terms as the Lender may deem reasonable and upon the security hereof;

5.3.4 to pay or otherwise satisfy in whole or in part any Encumbrances which, in the Lender's opinion, rank in priority to the security hereof;

5.3.5 after entry by its officers or agents or without entry to sell, lease or otherwise dispose in any way whatsoever of all or any part of the Collateral either en bloc or separately at public auction or by tender or by private agreement and at such time or times and on such terms and conditions as the Lender in its discretion may determine and without any notice to or concurrence of the Company except as may be required by applicable law;

5.3.6 by instrument in writing to appoint any person or persons (whether an officer or officers of the Lender or not) (herein called the "Receiver") as receiver or receiver-manager of all or any part of the Collateral and to remove any Receiver so appointed and appoint another or others in his stead;

5.3.7 to exercise any of the rights of a secured party under the Personal Property Security Act of the Applicable Province or any other rights available at law or equity;

5.3.8 to transfer or require the transfer of any securities forming part of the Collateral to the Lender and to exercise all rights, including, without limitation, voting rights attached to such securities; and

5.3.9 to bring proceedings in any court of competent jurisdiction for the appointment of a receiver or a receiver-manager of all or any portion of the Collateral.

                  The security of this Agreement may be realized and the rights enforced by any remedy or in any manner authorized or permitted by this Agreement or by law or equity and no remedy for the realization of the security hereof shall be exclusive of or dependent upon any other remedy and all or any remedies may from time to time be exercised independently or in any combination.

5.4      Disposition

                  Without limiting the generality of the foregoing, upon the occurrence and continuance of an Event of Default, it shall be lawful for the
Lender:

5.4.1 to make any sale, lease or other disposition of the Collateral either for cash or upon credit or partly for one and partly for the other upon such conditions as to terms of payment as it in its absolute discretion may deem proper;

5.4.2 to rescind or vary any contract for sale, lease or other disposition that the Lender may have entered into pursuant hereto and resell, release or redispose of the Collateral with or under any of the powers conferred herein; and

5.4.3 to stop, suspend or adjourn any sale, lease or other disposition from time to time and to hold the same as adjourned without further notice.

                  Upon any such sale, lease or other disposition the Lender shall be accountable only for money actually received by it. The Company shall be accountable for any deficiency and the Lender shall distribute any surplus as required by law. The Lender may deliver to the purchaser or purchasers of the Collateral or any part thereof good and sufficient conveyances or deeds for the same free and clear of any claim by the Company. The purchaser or lessee receiving any disposition of the Collateral or any part thereof need not inquire whether default under this Agreement has actually occurred but may as to this and all other matters rely upon a statutory declaration of an officer of the Lender, which declaration shall be conclusive evidence as between the Company and any such purchaser or lessee, and the purchaser or lessee need not look to the application of the purchase money, rent or other consideration given upon such sale, lease or other disposition, which shall not be affected by any irregularity of any nature or kind relating to the crystallizing or enforcing of the security hereof or the taking of possession of the Collateral or the sale, lease or other disposition thereof.

5.5      Powers of Receiver

                  Any Receiver appointed as aforesaid shall have the power without legal process:

5.5.1 to take possession of the Collateral or any part thereof wherever the same may be found;

5.5.2 to carry on the business of the Company or any part thereof in the name of the Company or of the Receiver; and

5.5.3 to exercise on behalf of the Lender all of the rights and remedies herein granted to the Lender,

and without in any way limiting the foregoing the Receiver shall have all the powers of a receiver appointed by a court of competent jurisdiction. Any Receiver shall, so far as concerns responsibility for his acts, be deemed the agent of the Company, and the Lender shall not be in any way responsible for any misconduct or negligence on the part of any Receiver or any loss resulting therefrom.

5.6      Application of Moneys

                  All moneys actually received by the Lender or by the Receiver in enforcing the security of this Agreement shall be applied, subject to the proper claims of any other person:

5.6.1 first, to pay or reimburse the Lender and any Receiver the costs, charges, expenses and advances payable by the Company in accordance herewith;

5.6.2 second, in or toward the payment to the Lender of all other moneys owing hereunder or secured hereby in such order as the Lender in its sole discretion may determine; and

5.6.3    third, any surplus shall be distributed as required by law.

5.7      Powers of Directors and Officers

                  Upon the Lender declaring as aforesaid that the security hereof has become enforceable and crystallized or the Company receiving notice from the Lender of the taking of possession of any of the Collateral or of the appointment of a Receiver, all the powers, functions, rights and privileges of the directors and officers of the Company with respect to the property, business and undertaking of the Company shall cease except to the extent specifically continued at any time by the Lender in writing, the whole to the extent permitted by law.

5.8      Limitations on Liability

                  Neither the provisions of this Agreement nor anything done under or pursuant to the rights, remedies and powers conferred upon the Lender and the Receiver, whether hereunder or otherwise, will render the Lender a mortgagee in possession. Neither the Lender nor any Receiver will be bound to collect, dispose of, realize, enforce or sell any securities, Instruments, Chattel Paper or Intangibles (including any Accounts) comprised in the Collateral or to allow any such Collateral to be sold or disposed of, nor will it be responsible for any loss occasioned by any such sale or other dealing or for any failure to sell or so act, nor will it be responsible for any failure to take necessary steps to preserve rights against others in respect of such Collateral, nor will it be responsible for any loss occasioned by the failure to exercise any rights in respect of Collateral within the time limited for the exercise thereof, except to the extent such constitutes gross negligence or wilful misconduct. Neither the Lender nor the Receiver will be obligated to keep Collateral separate or identifiable.

Article 6
                                     GENERAL

6.1      Waiver

                  No act or omission by the Lender in any manner whatever in the premises shall extend to or be taken to affect any provision hereof save only express waiver in writing. A waiver of default shall not extend to, or be taken in any manner whatsoever to affect the rights of the Lender with respect to, any subsequent default, whether similar or not. The Company waives every defence based upon any or all indulgences that may be granted by the Lender.

6.2      Other Securities

                  The rights of the Lender hereunder shall not be prejudiced nor shall the liabilities of the Company or of any other person be reduced in any way by the taking of any other security of any nature or kind whatsoever whether in addition to, or in substitution for, existing security either at the time of execution of this Agreement or at any time hereafter.

6.3      No Merger or Novation

                  Neither the taking of any judgment nor the exercise of any power of seizure or sale shall operate to extinguish the liability of the Company to pay the moneys hereby secured nor shall the same operate as a merger of any covenant herein contained or of any other Obligation, nor shall the acceptance of any payment or other security constitute or create any novation.

6.4      Amalgamation

                  The Company acknowledges that if it amalgamates with any other corporation or corporations (a) the Collateral and the lien created hereby shall extend to and include all the property and assets of each of the amalgamating corporations and the amalgamated corporation and to any property or assets of the amalgamated corporation thereafter owned or acquired, (b) the term, "Company", where used herein shall extend to and include each of the amalgamating corporations and the amalgamated corporation, and (c) the term, "Obligations", where used herein shall extend to and include the Obligations of each of the amalgamating corporations and the amalgamated corporation. Nothing in this Section 6.4 shall be interpreted as permitting the Company to amalgamate in violation of any covenant of the Company contained herein or in any other agreement binding the Company.

6.5      Power of Attorney

                  The Company for valuable consideration irrevocably appoints the Lender and its officers from time to time or any of them to be the attorneys of the Company in the name of and on behalf of the Company to execute and do any deeds, transfers, conveyances, assignments, assurances and things which the Company ought to execute and do under the covenants and provisions herein contained and generally to use the name of the Company in the exercise of all or any of the powers hereby conferred on the Lender.

6.6      The Lender May Remedy Default

                  If the Company fails to do anything hereby required to be done by it, the Lender may, but shall not be obliged to, do such thing and all sums thereby expended by the Lender shall be payable forthwith by the Company, shall be secured hereby and shall have the benefit of the lien hereby created, but no such performance by the Lender shall be deemed to relieve the Company from any default hereunder.

6.7      Purchase Money Security Interest

                  The Company acknowledges that the security interest in any item of Collateral and its proceeds shall constitute a purchase-money security interest to the extent it secures Obligations incurred by the Company to enable the Company to acquire rights in such Collateral. The Lender hereby reserves title to any item of Collateral which may be sold by the Lender to the Company until satisfaction of the Obligations as aforesaid.

6.8      Taxes and Reserve Requirements

                  In case the Lender is or becomes subject to any tax with respect to payments of principal, interest or other amounts by the Company hereunder or in respect of any of the Obligations (except for taxes on the overall net income of the Lender) or to any reserve or similar requirement against assets held by, or deposits in or for the account of, or loans by, an office of the Lender, or to any other condition with respect to this Agreement, and the result of any of the foregoing is to increase the cost to the Lender of making or maintaining any Obligation or to reduce the income receivable by the Lender in respect of any Obligation, then the Company shall pay to the Lender on demand that amount which shall compensate the Lender for such additional cost or reduction in income. A certificate of the Lender setting forth the amount of such additional compensation and the basis therefor shall be submitted by the Lender to the Company and shall be conclusive evidence, in the absence of manifest error, of such amount.

6.9      Additional Provisions

                  Any provisions set forth in Schedule "D" hereto form part hereof to the same extent and effect as if set forth in the body hereof.

6.10     Notices

                  Any notice or written communication given pursuant to or in connection with this Agreement shall be in writing and shall be given by delivering the same personally or by prepaid courier, prepaid registered mail or facsimile, addressed to the party to be notified at the address of such party set out herein (and in the case of the Borrower shall also include the address of 214 Carnegie Center, Suite 100, Princeton, N.J. 08540, Attention: J. Yetter) or at such other address of which such party has given notice to the other parties hereto. Any such notice shall be conclusively deemed to have been given and received on the day of actual receipt by the addressee or, if given by prepaid registered mail, on the third Business Day following the mailing date (absent a general disruption in postal service.)

6.11     Offer of Finance

                  This Agreement is being issued by the Company to the Lender pursuant to the terms of the Guarantee. All terms and conditions of the Guarantee shall remain in full force and effect. In the event of any express inconsistency between the terms and provisions of the Guarantee and the terms and provisions of this Agreement, the terms and provisions of the Guarantee shall prevail.

6.12     Receipt

                  The Company hereby acknowledges receipt of a true copy of this Agreement and, to the extent permitted by law, waives any right it may have to receive a copy of any financing statement, financing change statement and verification statement filed from time to time in respect of the security created hereby.

6.13     Successors and Assigns, etc.
                  This Agreement and all its provisions shall enure to the benefit of the Lender, its successors and assigns and shall be binding upon the Company, its successors and assigns, and every reference herein to a party hereto shall include such party's successors and assigns as if specifically named. Time shall be in all respects of the essence hereof.


                  IN WITNESS WHEREOF the Company has hereunto affixed its Corporate Seal attested by the hands of its proper officers duly authorized in that behalf the ____ day of _________________, 2002.



                  DUMEX MEDICAL CANADA INC.

                  per:
                           -----------------------------------------------------
                           Name:    Edward J. Quilty
                           Title:       Chairman                             c/s

                  per:
                           -----------------------------------------------------
                           Name:    William Goodwin
                           Title:       President and Chief Executive Officer










Schedule "A"

                                    Premises



Municipal Address



Units 104, 108, 112, 114 and 154
50 -192 Shorting Court
Toronto, Ontario  M1S 3S4

Unit 3
1049 Squire Beach Road
Pickering, Ontario  L1W 3S3

1325 Cobb International Drive, Suite E
Kennesaw, Georgia 30152

351 Boulevard Bols-Francs Nord
Victoriaville, Quebec

Direct Distribution Centre Branch
55 Rothwell Road
Winnipeg, Manitoba

Advance Kamak Distribution Center
827 Belgrave Way
New Westminster, British Columbia

24 TongZhou Road, 4th Floor
Nantong Economic & Technological Development Zone
Nantong City, Jiangsu, Peoples Republic of China


Corporate Names or Styles

1.  Dumex

2.  Dumex Medical

3.  Wound Care Direct

4.  Health Direct

Schedule "B"

                                PERSONAL PROPERTY

                              (Section 2.1.1..(l))



1) The following goods owned by the Company now located at 50-192 Shorting Court, Toronto and 1049 Squire Beach Road, Pickering,Ontario.

See Dumex Machinery and Equipment Schedule as attached to the Asset Purchase Agreement, as amended.




2) Contract dated November 1, 2000 between Dumex Medical Surgical Products Ltd. and BDH Inc.

Schedule "C"

                             Permitted Encumbrances

                                  (Section 1.1)



Personal Property Security Act (Ontario) Registrations:

PPSA reports of the Company and Dumex Medical Inc. attached hereto.



The Encumbrances of CSF and Laurentian Bank upon the undertaking, assets and property of the Company which Encumbrance shall be subject to the Priorities Agreement.



..

                                       3.

Schedule "D"

                              ADDITIONAL PROVISIONS


                                             WAIVED BY SECURED PARTY.


..

Schedule "E"

                            MISCELLANEOUS PARTICULARS



1.1      "Affiliate" includes the following corporations:


--------------------------------------------------------------------------------
         Derma Sciences, Inc.
--------------------------------------------------------------------------------
         Sunshine Products, Inc.
--------------------------------------------------------------------------------
         Dumex Medical Holding Corp.
--------------------------------------------------------------------------------
         Dumex Medical Corp.
--------------------------------------------------------------------------------
         Nantong Dumex Medical Products Company
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


1.2      "Management Group" includes the following persons:

         Edward J. Quilty, John E. Yetter, William Goodwin
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



1.3      "Normal Business" means the following activities:

         manufacture, sale and distribution of surgical and wound care products
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



1.4 "Offer of Finance" for the time being means the letter of the Bank to the Company dated the 23rd day of July, 2002 , as accepted by the Company;

1.5 "Shareholder Ownership" means the direct or indirect beneficial ownership of shares of the Company as follows:

Owner                         Class of Shares           Number of Shares
-----                         ---------------           ----------------
Derma Sciences, Inc.              common                       100